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                                                                    EXHIBIT 24
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Directors of Scott Paper Company does hereby nominate, constitute and appoint E. A. Horwitz,
S. D. Ford and F. W. Bubb, III, or any one of them, as his or her agents or agent and attorneys or attorney in fact, in his or her name to execute on behalf of Scott Paper Company its Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 25, 1993, the authority herein given to include execution of amendments to any part of such Annual Report on Form 10-K, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 15th day of March 1994.

                                         /s/Philip E. Lippincott
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     William A. Andres                      Philip E. Lippincott

  /s/Jack J. Crocker                     /s/Richard K. Lochridge
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     Jack J. Crocker                        Richard K. Lochridge

  /s/Pierre J. Everaert                  /s/Bruce K. MacLaury
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     Pierre J. Everaert                     Bruce K. MacLaury

  /s/John F. Fort, III                   /s/Claudine B. Malone
- -----------------------------          -----------------------------
     John F. Fort, III                      Claudine B. Malone

  /s/William H. Gray, III                /s/Gray L. Roubos
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     William H. Gray, III                   Gary L. Roubos

  /s/Peter Harf                          /s/Paula Stern
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     Peter Harf                             Paula Stern

  /s/J. Richard Leaman, Jr.
- -----------------------------
     J. Richard Leaman, Jr.